UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
November 12, 2005
Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
58 South Service Road
Melville, NY 11747
(Address of principal executive offices)
(631) 962-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 2.01 Completion of Acquisition or Disposition of Assets
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1: STOCK INCENTIVE PLAN FOR PRE-MERGER EMPLOYEES
EX-10.2: STOCK PLAN FOR ASSUMED OPTIONS OF PRE-MERGER EMPLOYEES
EX-99.1: PRESS RELEASE

ITEM 1.01 Entry into a Material Definitive Agreement
      On November 12, 2005, the Board of Directors of OSI Pharmaceuticals, Inc. (“OSI”) adopted the OSI Pharmaceuticals, Inc. Stock Incentive Plan for Pre-Merger Employees of Eyetech Pharmaceuticals, Inc. (“Eyetech”) (the “Plan”). The Plan permits the issuance of stock options, and the grant of restricted stock, stock appreciation rights and stock bonus awards upon such terms and conditions as the Compensation Committee appointed by the Board of Directors determines. Persons eligible to receive grants under the Plan consist of directors, officers, employees and consultants of OSI or a subsidiary of OSI who were employees of Eyetech prior to the effective date of the acquisition of Eyetech (“Pre-Merger Employees”), as described under Item 2.01 of this Current Report on Form 8-K, and only for the purpose of inducing such persons to accept employment with, or become associated with, OSI or a subsidiary of OSI, and to encourage them to acquire a proprietary interest in OSI through the ownership of OSI common stock. A copy of the Plan is attached as Exhibit 10.1 and incorporated by reference herein.
      On November 8, 2005, OSI’s Compensation Committee, subject to Board approval of the Plan, approved stock options to be granted under the Plan to Pre-Merger Employees as of December 1, 2005, covering an aggregate of 629,420 shares of OSI common stock, as an inducement to accepting employment with OSI or a subsidiary of OSI. These grants will be made to 168 non-executive employees of OSI or a subsidiary of OSI on terms that include a seven year duration and an exercise price equal to the fair market value on the date of grant which will be December 1, 2005. The options vest over a four year term with the initial 25% of the options vesting one year from the date of grant, and the remainder vesting ratably in monthly installments over the next three years.
      In addition to the grant of options described above, Dr. David R. Guyer, who will serve as the Chief Executive Officer of (OSI) Eyetech (a new business unit created as a result of the acquisition of Eyetech) and as an Executive Vice President of OSI, will also receive, on December 1, 2005, a grant of options to purchase 100,000 shares of OSI common stock at an exercise price equal to the fair market value on the date of grant, subject to the four-year vesting schedule described above and seven year duration.
ITEM 2.01 Completion of Acquisition or Disposition of Assets
      On November 14, 2005, pursuant to an Agreement and Plan of Merger, dated August 21, 2005 (the “Merger Agreement”), among OSI, Merger EP Corporation, a wholly-owned subsidiary or OSI, and Eyetech, Eyetech merged with Merger EP Corporation and became a wholly-owned subsidiary of OSI (the “Merger”). As a result of the Merger, each outstanding share of Eyetech common stock was converted into $15.00 in cash plus 0.12275 shares of OSI common stock, representing a total of approximately $685 million and 5.7 million shares. In addition, each outstanding option to purchase shares of Eyetech common stock, other than options granted under Eyetech’s 2001 Stock Plan, accelerated in full and became immediately exercisable prior to the effective time of the Merger. Any of these options that remained unexercised as of the effective time of the Merger were terminated or cancelled in accordance with their terms.

     Pursuant to the Merger Agreement, OSI assumed Eyetech’s 2001 Stock Plan and, to facilitate such assumption, adopted the OSI Pharmaceuticals, Inc. Stock Plan for Assumed Options of Pre-Merger Employees of Eyetech Pharmaceuticals, Inc. (the “Assumed Plan”). Pursuant to the terms of the Assumed Plan and the Merger Agreement, OSI assumed all options and other awards granted to employees, outside directors and consultants outstanding under Eyetech’s 2001 Stock Plan. The number of shares of OSI common stock subject to each assumed option was determined by multiplying the number of shares of the Eyetech common stock that were subject to each option prior to the effective time of the Merger by a conversion ratio of 0.491, and rounding that result down to the nearest whole number of shares of OSI common stock. The per share exercise price for the assumed options was determined by dividing the per share exercise price of the Eyetech common stock subject to each option as in effect immediately prior to the effective time by the conversion ratio of 0.491 and rounding that result up to the nearest whole cent. A copy of the Assumed Plan is attached as Exhibit 10.2 and incorporated by reference herein.
     Each outstanding right to purchase shares of Eyetech common stock under its 2003 Employee Stock Purchase Plan was automatically exercised prior to the closing date of the Merger and each share purchased through such exercise was automatically converted on the closing date into $15.00 in cash plus 0.12275 shares of OSI common stock.
     With the closing of the Merger, the Eyetech common stock, which traded under the symbol “EYET,” was delisted from the NASDAQ National Market as of the close of market on November 14, 2005.
     The full text of the Merger Agreement as well as the press release, dated November 14, 2005, announcing the completion of the acquisition, is attached as Exhibit 2.1 and Exhibit 99.1, respectively, to this Current Report on Form 8-K and is incorporated by reference herein.
ITEM 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
     The consolidated financial statements of Eyetech, including the report of the independent registered public accounting firm, Ernst & Young LLP, required by this item have not been filed on this initial Current Report on Form 8-K but will be filed by amendment on or before January 27, 2006.
     The unaudited consolidated financial statements of Eyetech required by this item have not been filed on this initial Current Report on Form 8-K but will be filed by amendment on or before January 27, 2006.
(b) Pro Forma Financial Information
     The pro forma financial information required by this item has not been filed on this initial Current Report on Form 8-K but will be filed by amendment on or before January 27, 2006.

(c) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated August 21, 2005, among OSI Pharmaceuticals, Inc., Merger EP Corporation, and Eyetech Pharmaceuticals, Inc., filed with the Securities and Exchange Commission on August 22, 2005 by OSI as an exhibit to a Current Report on Form 8-K (file no. 000-15190), and incorporated herein by reference.

10.1	OSI Pharmaceuticals, Inc. Stock Incentive Plan for Pre-Merger Employees of Eyetech Pharmaceuticals, Inc.

10.2	OSI Pharmaceuticals, Inc. Stock Plan for Assumed Options of Pre-Merger Employees of Eyetech Pharmaceuticals, Inc.

99.1	Press Release, dated November 14, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2005		OSI PHARMACEUTICALS, INC.

	By:	/s/ BARBARA A. WOOD

Barbara A. Wood
Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated August 21, 2005, among OSI Pharmaceuticals, Inc., Merger EP Corporation, and Eyetech Pharmaceuticals, Inc. filed with the Securities and Exchange Commission on August 22, 2005 by OSI as an exhibit to a Current Report on Form 8-K (file no. 000-15190), and incorporated herein by reference.

10.1	OSI Pharmaceuticals, Inc. Stock Incentive Plan for Pre-Merger Employees of Eyetech Pharmaceuticals, Inc.

10.2	OSI Pharmaceuticals, Inc. Stock Plan for Assumed Options of Pre-Merger Employees of Eyetech Pharmaceuticals, Inc.

99.1	Press Release, dated November 14, 2005.